APN#: [___________]
and N/A, [unpatented mining claims]

Recording Requested by:
When Recorded Mail to:
Rew R. Goodenow
Parsons Behle & Latimer
50 W. Liberty St., Suite 750
Reno, NV 89501

Affirmation Statement: Pursuant to NRS 239B.030, the undersigned hereby affirms that this document DOES NOT contain the Personal Information, as defined by NRS 603A.040, of any person.

DEED OF TRUST,
ASSIGNMENT OF RENTS AND LEASES, AND
SECURITY AGREEMENT

THIS DEED OF TRUST (“Deed of Trust”), is made as of the ___ day of January, 2017 by [COMSTOCK MINING INC.] [Comstock Mining LLC] [Comstock Industrial LLC] [Comstock Real Estate Inc.], a [corporation] [limited liability company] organized and existing in the State of Nevada (“Grantor”), to JLM TITLE LLC, d/b/a First Centennial Title Company Of Nevada, a Nevada limited liability company, as trustee (“Trustee”) for the use and benefit of GF COMSTOCK 2 LP, a Delaware limited partnership, as beneficiary, secured party and collateral agent (“Beneficiary”).
Grant and Assignment. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby irrevocably and unconditionally grants, transfers and assigns to Trustee, in trust, with power of sale and right of reentry and possession, all that certain real property (“Land”) located in [Storey] [Lyon] County, Nevada as more particularly described in Exhibit “A” attached hereto and incorporated herein[, and all of those unpatented mining claims described in Exhibit “B” attached hereto (“Claims”),] [and the water rights described in Exhibit "C" attached hereto ("Water Rights"),] together with all right, title and interest of Grantor in all buildings, fixtures and improvements now located or hereafter to be constructed thereon (collectively “Improvements”);
TOGETHER WITH all right, title and interest of Grantor, now or hereafter acquired, in the appurtenances, hereditaments, privileges, reversions, remainders, profits, easements, franchises and tenements thereof, including all minerals, oil, gas and other hydrocarbon substances thereon or therein subject to the paramount interest of the United States of America in unpatented mining claims, air rights, water rights, and any land lying in the streets, roads or avenues, open or proposed, in front of or adjoining the Land, Claims and Improvements;
TOGETHER WITH all right, title and interest of Grantor in all equipment, fixtures, chattels, furniture, furnishings, appliances, and all other articles of tangible personal property, and any additions to, substitutions for, changes in or replacements of the whole or any part thereof now or at any time hereafter affixed to, attached to, placed upon or used in any way in connection with the use, enjoyment, occupancy or operation of the Land, Claims and Improvements or any portion thereof, including all building materials and equipment now or hereafter delivered to the Land, Claims and Improvements and intended to be installed in or about the same, and all inventory, accounts, accounts receivable, utility deposits, water rights and any rights to receive water, contract rights, development and use rights, governmental approvals, permits, licenses, applications, architectural and engineering plans, data, samples, cores, specifications, maps and drawings, architectural, engineering and construction contracts, surveys, appraisals, all reports, papers, studies and other documents relating to the use or improvement of the Land, Claims and Improvements, cash, money, chattel paper, instruments, documents, bonds, deposits, loans, drafts and letters of credit arising from, located on or related to the Land, Claims and Improvements and any business conducted thereon by Grantor and any other intangible personal property and rights relating to or located on the Land, Claims and Improvements or any part thereof or to the operation thereof or used in connection therewith, including, without limitation, tradenames and trademarks (collectively “Personal Property”, including the items in the next paragraph).
TOGETHER WITH all of Grantor's right, title and interest to all proceeds (including claims or demands thereto) from the conversion, voluntary or involuntary, of any of the Land, Claims, Improvements or Personal Property into cash or liquidated claims, including, without limitation, proceeds of all present and future fire, hazard or casualty insurance policies and all condemnation awards or payments in lieu thereof made by any public body or decree by any court of competent jurisdiction for taking or for degradation of the value in any condemnation or eminent domain proceeding, and all causes of action and the proceeds thereof of all types for any damage or injury to the Land, Improvements or Personal Property or any part thereof, including, without limitation, causes of action arising in tort or contract and causes of action for fraud or concealment of a material fact, and all proceeds from the sale of all or any portion of the Land, Improvements or Personal Property.
TOGETHER WITH all ore, dore, severed minerals, extracted minerals, solutions and other products, of mining activity conducted on the Claims, subject only to prior superior recorded interests.
TOGETHER WITH all leases (including, without limitation, ground leases, subleases or subsubleases), lettings, licenses, concessions, joint ventures, earn-in or other agreements

(whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land, Claims and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, rentals or other agreements entered into in connection with such leases, subleases, subsubleases, rentals or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into (collectively, the “Leases”), whether before or after the filing by or against Grantor of any petition for relief under 11 U.S.C. § 101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) and all right, title and interest of Grantor, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses), income, fees, receivables, deposits (including, without limitation, security, utility and other deposits) accounts and receipts from the Land, Claims and the Improvements whether paid or accruing before or after the filing by or against Grantor of any petition for relief under the Bankruptcy Code (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt and the performance of the Secured Obligations.
IN ADDITION, Grantor absolutely and irrevocably assigns to Beneficiary all right, title and interest of Grantor in and to any bonds or other security instruments held by any federal or state regulatory agency for the purpose of securing Grantor's or any of Grantor’s subsidiary entities’ reclamation obligations regarding the Property. (The Land, Claims, Improvements, Personal Property, Leases, Rents, and all other right, title, and interest of Grantor in and to all assets, property and other items described above are collectively referred to herein as “Property” or “Real Property”.)
1.Obligations Secured. Grantor makes this Deed of Trust for the purpose of securing:
(a)    Payment of all amounts owed at any time under the 11% Senior Secured Debenture due 2021 dated as of January ___, 2017 and any amendments thereto or extensions thereof (“Debenture”), including, without limitation, principal, interest, default interest and the Make Whole Amount (as defined in the Debenture);
(b)    Payment and performance of all obligations of Grantor under this Deed of Trust, including payment of all sums expended or advanced by Beneficiary hereunder, together with interest thereon at the rate specified in the Debenture, in the preservation, enforcement and realization of the rights of Beneficiary hereunder or under any of the other obligations secured hereby including, but not limited to, attorney's fees, court costs, other litigation expenses, and foreclosure expenses;
(c)    Payment and performance of all obligations of the Grantor pursuant to the Transaction Documents (as defined in the Debenture);
(d)    It is the intention of Grantor and Beneficiary that this Deed of Trust is an “instrument” (as defined in Nevada Revised Statute (“NRS”) 106.330, as amended or recodified from time to time) which secures “future advances” (as defined in NRS 106.320, as amended or recodified from time to time) and which is governed pursuant to NRS 106.300 through 106.400, as amended or recodified from time to time. It is the intention of Grantor and Beneficiary that the Secured Obligations include, without limitation, the obligation of Grantor to repay “future advances” of “principal” (as defined in NRS 106.345), as amended or recodified from time to time), and costs and expenses of collection or incurred in connection with protecting Beneficiaries’ interests hereunder (including, without limitation, expenses incurred in connection with the preservation of the value of the Property), or further provided in paragraph 15 of this Deed of Trust, in an amount up to $____________, and that the lien of this Deed of Trust secures the obligation of Grantor to repay all such “future advances” with the priority set forth in NRS 106.370(1), as amended or recodified from time to time;
(e)    All modifications, extensions and renewals (if any) of the Debenture and the obligations thereunder (including, for the avoidance of doubt, any PIK Notes issued pursuant thereto); and
(f)    Performance of each and every obligation of Grantor as lessor or lessee under any and all leases, which have or will be executed in connection with the Property.
The obligations secured by this Deed of Trust are herein collectively called the “Secured Obligations”. Notwithstanding anything in this Deed of Trust to the contrary, this Deed of Trust and the Secured Obligations shall be subject to the terms and conditions of the Debenture and the Security Agreement (as defined in the Debenture) in all respects. All persons who may have or acquire an interest in the Property shall be deemed to have notice of, and shall be bound by, the terms of the Debenture, this Deed of Trust, the Transaction Documents and any other instruments or documents made or entered into in connection herewith (collectively “Documents”) and each of the Secured Obligations.
2.    Leases and Rents.
(a)    Neither the assignment of the Leases and Rents set forth above nor any other provision of any of the Documents shall impose upon Beneficiary any duty to produce Rents from the Property or cause Beneficiary to be (a) a “mortgagee in possession” for any purpose, (b) responsible for performing any of the obligations of Grantor under any Lease or other agreement relating to the sale of all or any portion of the Property, (c) responsible or liable for any waste by any lessees or any other parties, for any dangerous or defective condition of the Property, for any negligence in the management, upkeep, repair or control of the Property or for any other act or omission by any other person. The foregoing assignment is an absolute assignment and not an assignment for security only and Beneficiary's right to the Rents is not contingent upon its possession of the Property.
(b)    Upon the occurrence and during the continuance of a Default or Event of Default (in each case, as hereinafter defined), Grantor hereby directs each tenant of the Property, or any portion thereof, to pay such Rents to Beneficiary, or Beneficiary's agent, and irrevocably appoints Beneficiary as its true and lawful attorney-in-fact, at the option of Beneficiary, at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions and to sue, in the name of Grantor or Beneficiary, for all such Leases and Rents and apply the same to the Secured Obligations; provided, however, Beneficiary confers upon Grantor the authority to collect and retain the Rents as they become due and payable, subject, however, to the right of Beneficiary to revoke said authority and without taking possession of all or any part of the Property. Upon the occurrence and during the continuance of a Default or Event of Default, (i) Grantor shall not accept any deposit or prepayment of rental or lease payment in excess of one (1) month in advance, (ii) Beneficiary at any time may require that all deposits and prepayments be delivered to Beneficiary, (iii) Grantor covenants and agrees that Grantor shall not (x) amend, modify or change any term, covenant or condition of any Lease in existence on the date of this Deed of Trust without the prior written consent of Beneficiary or (y) enter into any Lease of the Property, or any interest therein, or any portion thereof, from and after the date of this Deed of Trust without the prior written consent of Beneficiary. Grantor agrees that commencing with a Default or Event of Default, as hereinafter defined, each tenant of the Property, or any portion thereof, shall make such Rents payable to and pay such Rents to Beneficiary, or Beneficiary's agent, upon Beneficiary's written demand therefore, without any liability on the part of such person to inquire further as to the existence of a Default or Event of Default by Grantor, provided, however, in the event of Grantor's cure of any such Default or Event of Default as herein provided, Grantor shall again be entitled to recover and collect such Rents as provided above prior to such Default or Event of Default.
(c)    Grantor shall (i) fulfill and perform each and every condition and covenant of each Lease to be fulfilled or performed by the lessor thereunder, (ii) give prompt (but in any event within three (3) Business Days, as defined in the Debenture) notice to Beneficiary of any notice of default by the lessor or lessee thereunder received by Grantor together with a complete copy of any such notice, and (iii) enforce, short of termination thereof, the performance or observance of each and every covenant and condition thereof by the lessee thereunder to be performed or observed.
(d)    Grantor shall furnish to Beneficiary, within thirty (30) days after a request by Beneficiary, a written statement containing the names of all lessees of the Property,

the terms of their respective Leases, the spaces occupied and the rentals payable and received thereunder and a copy of each Lease.
(e)    Unless otherwise provided in the Documents with respect to a permitted earn-in arrangement (as defined in the Debenture), all Leases shall provide for the subordination, in form and substance satisfactory to Beneficiary, of such Leases to this Deed of Trust and all extensions, renewals and modifications thereof. In addition each Lease shall provide that, in the event of the enforcement by Trustee or Beneficiary of the remedies provided at law or by this Deed of Trust, each lessee under a Lease shall, if requested by Beneficiary as a result of such enforcement, automatically become the lessee of Beneficiary, without any change in the terms or other provisions of the respective Lease; provided, Beneficiary shall not be (i) bound by any payment of rent or other sum more than one (1) month in advance, except payments in the nature of security, (ii) bound by any amendment or modification to the respective Lease made without the consent of Beneficiary, (iii) liable for damages or any act or omission of any prior lessor or (iv) subject to any offsets or defenses which such lessee might have against any prior lessor.
3.    Representation and Warranties. Grantor acknowledges, represents and warrants to Beneficiary that Grantor has not entered into and will not enter into any agreements with respect to the Property effecting the performance of the Documents or conveyance of the Property to Trustee (unless otherwise provided in the Documents with respect to a permitted earn-in arrangement), and Grantor's execution and performance of this agreement will not breach, conflict with, or constitute a default under any agreement, judgment, order or decree, or other instrument; and that Grantor shall comply in all material respects with any and all applicable laws relating its intended uses for the Property. The representations and warranties by Grantor contained in this paragraph shall be deemed to be remade as of the date of recording of this Deed of Trust and shall survive after such recording. Grantor agrees to notify Beneficiary in writing if it is discovered that any of said representations or warranties are, have, or may become materially false.
4.    Taxes and Assessments. Grantor shall pay prior to delinquency all taxes, assessments, levies and charges of any kind or nature whatsoever imposed by any governmental or quasi-public authority or utility company which are (or, if not paid, may become) a lien upon or cause a loss in value of any interest in any of the Property, including assessments on appurtenant water stock. Grantor shall also pay prior to delinquency all taxes, assessments, levies and charges imposed by any governmental authority upon Beneficiary by reason of its interest in any Secured Obligation or in any of the Property or by reason of any payment made to Beneficiary hereunder or pursuant to any Secured Obligation (excluding taxes on or measured by net income). Grantor shall furnish Beneficiary, within ten (10) days after the date of such payments, official receipts of the appropriate authority or other proof satisfactory to Beneficiary evidencing the payment thereof.

5.    Insurance. During the continuance of this trust, Grantor covenants to keep all Improvements insured against loss by fire, or other hazard, with extended coverage endorsement, for the full insurable value of the Improvements, at replacement cost. Such policies shall not contain a co-insurance provision whereby Grantor in the event of loss becomes a co-insurer and shall contain a non-contributory standard mortgagee or beneficiary endorsement making losses payable to Beneficiary and/or its nominee as its interests may appear.
Grantor agrees to provide Beneficiary original or certified copies of such policies upon request therefore. The form of all such policies and the companies issuing them shall be reasonably acceptable to Beneficiary; provided that such policies and companies, as the case may be, shall be deemed acceptable to the Beneficiary unless the Beneficiary objects within five (5) Business Days of receipt of such policy documentation. At least five (5) Business Days prior to the expiration date of such policies, original or certified copies of renewals thereof shall be delivered to Beneficiary together with receipts evidencing the payment of all premiums on such policies and renewals. The policies and renewals shall be deemed reasonable to the Beneficiary unless (x) such policy or renewal contains changes that are material and adverse to the Grantor or (y) the Beneficiary objects within five (5) Business Days of receipt of such policy documentation. In the event of loss or of any actual or potential claim under such policies, Grantor will give prompt (but in any event within three (3) Business Days) written notice to Beneficiary and Beneficiary may make proof of loss if not made promptly by Grantor. All right, title and interest to such policies shall pass to the Beneficiary at any Trustee's sale hereunder or at any other sale or transfer of the Property to satisfy the Secured Obligations. All such policies shall provide that they may not be cancelled or terminated without the written consent of Beneficiary.
6.    Insurance and Condemnation Proceeds. All awards of damages and all other compensation payable directly or indirectly by reason of a condemnation for public or private use affecting any interest in any of the Property and all proceeds of any insurance policies payable by reason of loss of or damage to any part of the Property shall be paid by the Grantor to the Beneficiary within ninety (90) days of receipt of such award, damages or compensation; provided that the Grantor shall be permitted to reinvest such award, damages or compensation in replacement property or other property that is useful in the business of the Grantor so long as the Grantor has provided an officer’s certificate to the Beneficiary prior to such ninetieth (90th) day and has actually reinvested such award, damages or compensation within one-hundred eighty (180) days of receipt of such amount. Except as otherwise set forth herein, Beneficiary may apply any such sum to the payment of the Secured Obligations. Any such application of proceeds to the Secured Obligations shall not extend or postpone the due date of installments under the Debenture or change the amount of such installments. Upon the occurrence and during the continuance of a Default or Event of Default, Beneficiary shall be entitled to settle and adjust all claims under insurance policies provided hereunder; and Beneficiary may deduct and retain from the proceeds of any insurance the amount of all expenses incurred by Beneficiary in connection with any settlement or adjustment. Beneficiary may, in the absolute discretion of Beneficiary, release to Grantor all or any part of the entire amount so collected upon any conditions Beneficiary may choose. Application of all or any portion of said funds, or the release thereof, shall not cure or waive any Default or Event of Default or notice thereof or invalidate any acts done pursuant to such notice.
7.    Liens, Encumbrances and Charges. Other than Permitted Liens (as defined in the Debenture), Grantor shall promptly discharge any lien, claim or encumbrance which has not been approved by Beneficiary in writing. Grantor shall pay at or prior to maturity all obligations secured by or reducible to liens or encumbrances which shall now or hereafter encumber or appear to encumber all or any interest in any of the Property, whether senior or subordinate hereto.
8.    Maintenance and Preservation of the Subject Property. Grantor covenants:
(a)    To operate the Property in a manner consistent with customary practices prevailing in the mining industry, for like mining companies;
(b)    Not to remove or demolish any of the structures on the Property to the extent such removal or demolition could reasonably be expected to result in a Material Adverse Change (as defined in the Debenture) without Beneficiary's prior written consent;
(c)    [Reserved];
(d)    To complete or restore promptly and in good and workmanlike manner any of the structures on the Property, which may be damaged or destroyed or which may be affected by any condemnation or eminent domain proceeding;
(e)    Not to suffer violation of any, and to comply with all, (i) laws, ordinances, regulations and standards; (ii) covenants, conditions, restrictions and equitable servitudes, whether public or private, or every kind and character; and (iii) requirements of insurance companies for insurability, which laws, covenants or requirements affect any of the Property or pertain to acts committed or conditions existing thereon, in each case, to the extent that such violation or failure to comply could reasonably be expected to result in a Material Adverse Change;
(f)    Not to initiate or acquiesce in any change in any zoning or other land use or legal classification which affects any of the Property if such change could reasonably be expected to result in a Material Adverse Change (as defined in the Debenture) without Beneficiary's prior written consent;

(g)    Not to permit the Claims or any part thereof to be transferred, surrendered or lost due to forfeiture and to pay all accounts and assessments, when due, unless otherwise permitted under the Documents;
(h)    Not to commit or permit waste of the Property or to conduct or permit any nuisance thereon or abandon the same;
(i)    To maintain in good standing all mining leases and other agreements related to the Property and promptly perform all material obligations thereunder, except where the failure to do so would not reasonably be expected to result in a Material Adverse Change, provided that nothing in the foregoing shall be deemed to preclude termination of a mining lease upon expiration or termination of its term after completion of mining;
(j)    To do all other acts which from the character or use of the Property may be reasonably necessary to maintain and preserve its value.
9.    Defense and Notice of Losses, Claims and Actions. Grantor shall protect, preserve and defend the Property and title to and right of possession of the Property, the security and priority hereof and the rights and powers of Beneficiary hereunder at Grantor's sole expense against all adverse claims. Grantor shall give Beneficiary prompt (but in any event within three (3) Business Days) notice in writing of the assertion of any claim, of the filing of any action or proceeding, of the occurrence of any damage to any of the Property, of any condemnation offer or action and of any Default or Event of Default.
10.    Inspection. Beneficiary, its agents and employees may enter the Property at any reasonable time upon reasonable notice to Grantor for the purpose of inspecting the Property and ascertaining Grantor's compliance with the terms of this Deed of Trust and each of the other Documents; provided that Beneficiary shall not be required to provide such reasonable notice after the occurrence and during the continuance of a Default or Event of Default.
11.    Compensation; Exculpation; Indemnification.
(a)    Grantor shall pay to Beneficiary reasonable compensation for services rendered by Beneficiary or its agents which relate to this Deed of Trust, including, without limitation, preparation of any statement of any Secured Obligation. Beneficiary shall not directly or indirectly be liable to Grantor or any other person as a consequence of (i) the exercise of the rights, remedies or powers granted to Beneficiary under this Deed of Trust, (ii) the failure or refusal of Beneficiary to perform or discharge any obligation or liability of Grantor under any agreement related to the Property or under this Deed of Trust, or (iii) any loss sustained by Grantor or any third party resulting from Beneficiary's failure to lease the Property after a Default or Event of Default or from any other act or omission of Beneficiary in managing the Property after a Default or Event of Default unless the loss is caused by the intentional misconduct or gross negligence of Beneficiary.
(b)    Grantor shall indemnify Beneficiary against, and shall hold it harmless from, all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorney's fees and other legal expenses, cost of evidence of title, cost of evidence of value, and other expenses which Beneficiary may suffer or incur, (i) by reason of this Deed of Trust or any of the other Documents, (ii) in performance of any act required or permitted hereunder, under any of the other Documents or by law, (iii) as a result of any failure of Grantor to perform any of Grantor's obligations or (iv) by reason of any alleged obligation or undertaking on Beneficiary's part to perform or discharge any of the representations, warranties, conditions, covenants, or other obligations contained in any other document related to any of the Property.
12.    Estoppel Certificate. Grantor shall, at any time and from time to time upon not less than ten (10) days prior written notice from Beneficiary, execute, acknowledge and deliver to Beneficiary a statement, (i) certifying that this Deed of Trust and the other Secured Obligations are unmodified and in full force and effect, or, if modified, stating the nature thereof and certifying that each Secured Obligation, as so modified, is in full force and effect and the date to which principal, interest and other sums secured hereby have been paid, and (ii) acknowledging that there is no uncured Default or Event of Default under this Deed of Trust or any other Secured Obligation or specifying such Default or Event of Default if any are claimed. Any such certificate may be conclusively relied upon by Beneficiary and any prospective Beneficiary or assignee of any Secured Obligation. Grantor's failure to deliver such certificate within such time shall be conclusive upon Grantor that, (i) the Secured Obligations are in full force and effect, without modification, except as may be represented by Beneficiary, and (ii) there is no uncured Default or Event of Default thereunder.
13.    Further Assurances. Grantor shall promptly make, execute, acknowledge and deliver, in form and substance satisfactory to Beneficiary, all additional instruments, agreements and other documents, and Grantor shall do all other acts, as may at any time hereafter be requested by Beneficiary to effectuate and carry out the purposes of this Deed of Trust and each of the Secured Obligations.
14.    Expenses and Fees. All reasonable expenses, costs and other liabilities, including attorney's fees, which Beneficiary or Trustee may incur, (i) in enforcing, defending, construing or administering this Deed of Trust (or its priority) or any of the other Documents, or (ii) in the exercise by Beneficiary of any rights or remedies granted by this Deed of Trust or any of the other Documents, shall be paid by Grantor upon demand by Beneficiary, together with interest thereon, from the date of expenditure until payment in full, at the rate(s) provided for under the Debenture, and until payment in full, such obligations shall be secured hereby with the same priority as Grantor's other obligations hereunder.

15.    Beneficiary's Powers. Beneficiary may commence, appear in, defend or prosecute any assigned claim or action; and Beneficiary may adjust, compromise, settle and collect all claims and awards assigned to Beneficiary, but shall not be responsible for any failure to collect any claim or award regardless of the cause of the failure. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Property not then or theretofore released as security for the full amount of the Secured Obligations, at any time during the continuance of an Event of Default, Beneficiary may, from time to time and without notice, (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or conveyed, at any time and at Beneficiary's option, any parcel, portion or all of the Property, (v) take or release any other or additional security for any Secured Obligation or (vi) compromise or make other arrangements with debtors in relation thereto.
16.    Trustee's Powers. Without liability therefor and without notice, upon written request of Beneficiary and without affecting the effect of this Deed of Trust upon the remainder of the Property, Trustee may, (i) upon the occurrence and during the continuance of an Event of Default, reconvey any part of the Property, (ii) at any time and from time to time, consent in writing to the making of any map or plat thereof, (iii) upon the occurrence and during the continuance of an Event of Default, join in granting any easement thereon, or (iv) at any time and from time to time, join in any extension agreement or any agreement subordinating the lien or charge hereof.
17.    Security Agreement; Fixture Filing.
(a)    Grantor hereby grants, assigns and transfers to Beneficiary a security interest in and to the Personal Property; and this Deed of Trust shall constitute a security agreement pursuant to the Nevada Uniform Commercial Code (NRS Chapter 104) with respect to Personal Property located in Nevada (the Nevada Uniform Commercial Code is referred to as the “UCC”). For purposes of treating this Deed of Trust as a security agreement, Grantor shall be deemed to be the “Debtor” and Beneficiary the “Secured Party”.
(b)    Grantor maintains a place of business in the State of Nevada in Storey County; and Grantor will promptly (but in any event within three (3) Business Days) notify Beneficiary in writing of any change in its place of business.
(c)    At the request of Beneficiary, Grantor shall join Beneficiary in executing one or more financing statements and continuations and amendments thereof pursuant to the UCC in form satisfactory to Beneficiary; and Grantor will pay the cost of filing the same in all public offices wherever filing is deemed by Beneficiary in its sole discretion to be necessary or desirable. In the event Grantor fails to execute such documents, Grantor hereby authorizes Beneficiary to file such financing statements, and continuations and amendments thereto, and irrevocably constitutes and appoints Beneficiary, or any officer of Beneficiary, as its true and lawful attorney-in-fact to execute the same on behalf of Grantor.
(d)    In addition to Beneficiary's rights under the UCC, Beneficiary may, but shall not be obligated to, at any time without notice and at the expense of Grantor, (i) give notice to any person of Beneficiary's rights hereunder and enforce such rights; (ii) insure, protect, defend and preserve the Personal Property and any rights or interest of Beneficiary therein and (iii) inspect the Personal Property upon reasonable notice. In addition, during the continuance of a Default or Event of Default, Beneficiary may, but shall not be obligated to, at any time without notice and at the expense of Grantor endorse, collect and receive any right to payment of money owing to Grantor under or from the Personal Property. Beneficiary shall have no duty or obligation to make or give any presentments, demand for performance, notices of nonperformance, notices of protest or notices of dishonor in connection with any of the Personal Property.
(e)    Upon the occurrence and during the continuance of a Default or Event of Default, Beneficiary shall have with respect to the Personal Property, in addition to all of its rights and remedies as stated in this Deed of Trust, all rights and remedies of a secured party under the UCC as well as all other rights and remedies available at law or in equity.
(f)    PARTS OF THE PERSONAL PROPERTY ARE, OR ARE TO BECOME, FIXTURES ON THE PROPERTY.
(g)    Beneficiary has no responsibility for, and does not assume any of, Grantor's obligations or duties under any agreement or obligation which is part of the Personal Property or any obligation relating to the acquisition, preparation, custody, use, enforcement or operation of any of the Property.
(h)    Grantor and Beneficiary agree that the filing of a financing statement in the records normally having to do with personal property shall never be construed as in any way derogating from or impairing this Deed of Trust and the intention that everything used in connection with the production of income from the Property or adapted for use therein or which is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings both legal or equitable shall be regarded as, part of the real estate subject to the lien hereof, irrespective of whether (i) any such item is physically attached to improvements located on such real property or (ii) any such item is referred to or reflected in any financing statement so filed at any time. Similarly, the mention in any such financing statement of (A) the Property or (B) any award in eminent domain proceedings for taking or for loss of value or for any cause of action or proceeds thereof in connection with any damage or injury to the Property or any part thereof shall never be construed as in any way altering any of the rights of Beneficiary as determined by this instrument or impugning the priority of Beneficiary's lien granted hereby or by any other recorded document, but such mention in such financing statement is declared to be for the protection of Beneficiary in the event any court shall at any time hold with respect to matters (A) and (B) above that notice of Beneficiary's priority of interest, to be effective against a particular class of persons, including, without limitation, the Federal government and any subdivision or entity of the Federal government, must be filed in the personal property records or other commercial code records.
(i)    Grantor shall not permit any of the Personal Property to be removed from the Improvements without the prior written consent of Beneficiary unless (i) (A) the replacements for such items of Personal Property are of equivalent value and quality and (B) Grantor has good and clear title to such replacements free and clear of any and all liens, encumbrances, security interests, ownership interests, claims of title (contingent or otherwise) or charges of any kind or the rights of any such conditional sellers, vendors or any other third parties have been expressly subordinated, at no cost to Beneficiary, to the lien and security interest granted hereby in a manner satisfactory to Beneficiary or (ii) such removal is expressly permitted by the terms of the Debenture.
(j)    Grantor hereby acknowledges that the sale of the Collateral by Trustee after the occurrence and during the continuance of an Event of Default of Grantor pursuant to the provisions of this Agreement and Chapter 107 of the Nevada Revised Statutes (as the same may be amended from time to time) or pursuant to a court order rendered in a judicial foreclosure proceeding, shall be deemed to constitute a “commercially reasonable” sale within the meaning of Article 9 of Chapter 104 of the Nevada Revised Statutes, as to the Personal Property Collateral.
Notwithstanding any provision to the contrary set forth herein, during the continuance of an Event of Default, Beneficiary may, at its sole discretion, (i) choose such other means for the sale of the Personal Property Collateral, or a portion or portions thereof, which Beneficiary deems to be reasonable, so long as such sale complies with the provisions of Article 9 of Chapter 104 of the Nevada Revised Statutes. In such event Beneficiary shall, in its sole discretion, determine which of the Collateral is personal property and therefore subject to the provisions of such Article 9 and (ii) exercise any and all rights with respect to the Collateral pursuant to the Security Agreement (as defined in the Debenture)
18.    Default and Event of Default. As used herein, the term “Default” and the term “Event of Default” shall have the meanings ascribed to those respective terms in the Debenture.
19.    Remedies. Unless otherwise prohibited by law, upon the occurrence and during the continuance of an Event of Default, Beneficiary may at any time, at its option and in its sole discretion, exercise all remedies provided for under the Documents.
Beneficiary may also do any or all of the following, although it shall have no obligation to do any of the following:

(a)    Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of Beneficiary's security, enter upon and take possession of the Property, or any part thereof, and do any acts which Beneficiary deems necessary or desirable to preserve the value, marketability or rentability of the Property, or to increase the income therefrom or to protect the security hereof and, with or without taking possession of any of the Property, sue for or otherwise collect all rents and profits, including those past due and unpaid, and apply the same, less costs and expenses, upon the Secured Obligations, all in such order as Beneficiary may determine. The collection of rents and profits in an amount less than the Secured Obligations due and payable under the Debenture and the application thereof shall not cure or waive any Default or Event of Default or notice thereof or invalidate any act done in response thereto or pursuant to such notice. If Beneficiary elects to seek the appointment of a receiver for the Property, or any portion thereof, Grantor hereby expressly consents to the appointment of such receiver without regard to the adequacy of Beneficiary's security and authorizes the appointment of Beneficiary as such receiver. Beneficiary or the receiver shall be entitled to receive a reasonable fee for so managing the Property, which fees shall be secured hereby with the same priority as the other Secured Obligations.
(b)    Bring an action in any court of competent jurisdiction to foreclose this instrument or to enforce any of the covenants thereof in accordance with this Deed of Trust and the Documents.
(c)    Without notice to or demand upon Grantor, make such payments and do such acts as Beneficiary may deem necessary to protect its security interest in the Property, including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior or superior to the security interest granted hereunder, and in exercising any such powers or authority, to pay all expenses incurred in connection therewith, which sums shall be secured hereby with the same priority as the other Secured Obligations.
(d)    Exercise any or all of the remedies available to a secured party under the UCC, including, but not limited to:
(i)    either personally or by means of a court appointed receiver, take possession of all or any of the Personal Property and exclude therefrom Grantor and all others claiming under Grantor and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Grantor in respect to the Personal Property; and in the event Beneficiary demands or attempts to take possession of the Personal Property in the exercise of any of its rights hereunder, Grantor promises and agrees promptly to turn over and deliver complete possession thereof to Beneficiary;

(ii)    without notice to or demand upon Grantor, make such payments and do such acts as Beneficiary may deem necessary to protect its security interest in the Personal Property, including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior or superior to the security interest granted hereunder, and in exercising any such powers or authority, to pay all expenses incurred in connection therewith, which sums shall be secured hereby with the same priority as the other Secured Obligations;
(iii)    require Grantor to assemble the Personal Property or any portion thereof at a place designated by Beneficiary and promptly to deliver such Personal Property to Beneficiary or an agent or representative designated by it. Beneficiary, its agent and representatives, shall have the right to enter upon any or all of the Grantor's premises and property to exercise the Beneficiary's rights hereunder; and
(iv)    sell, lease or otherwise dispose of the Personal Property at public sale, with or without having the Personal Property at the place of sale, and upon such terms and in such manner as Beneficiary may determine; and Beneficiary may be a Beneficiary at any such sale. Beneficiary shall not be deemed to have accepted any property other than cash in satisfaction of any Secured Obligation unless Beneficiary shall make an express written election of said remedy under NRS 104.9505 or other applicable law.
(e)    Elect to sell by power of sale the Property which is Land, Claims and Improvements or which Beneficiary has elected under the UCC to treat as Land, Claims and Improvements and, upon such election, such notice of default and election to sell shall be given as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, at the time and place specified in the notice of sale, Trustee shall sell such Property, or any portion thereof specified by Beneficiary, at public auction to the highest bidder for cash in lawful money of the United States. Trustee may, and upon request of Beneficiary shall, from time to time, postpone the sale by public announcement thereof at the time and place noticed therefor. If the Property consists of several lots, parcels or interests, Beneficiary may designate the order in which the same shall be offered for sale or sold. Should Beneficiary desire that more than one such sale or other disposition be conducted, Beneficiary may, at its option, cause the same to be conducted simultaneously, or successively on the same day, or at such different days or times and in such order as Beneficiary may deem to be in its best interest. Any person, including Grantor, Trustee or Beneficiary, may purchase at the sale. Upon any sale, Trustee shall execute and deliver to the Beneficiary a deed or deeds conveying the Property so sold, but without any covenants or warranty whatsoever, express or implied, whereupon such Beneficiary shall be let into immediate possession.
(f)    Exercise each of its other rights and remedies under this Deed of Trust and each of the other Documents.

(g)    Except as otherwise required by law, apply the proceeds of any foreclosure or disposition hereunder to payment of the following: (i) the expense of such foreclosure or disposition, (ii) the cost of any search or other evidence of title procured in connection therewith and revenue stamps on any deed of conveyance, (iii) all sums expended under the terms hereof, not then repaid, with accrued interest in the amount provided herein, (iv) all other sums secured hereby, and (v) the remainder, if any, to the person or persons legally entitled thereto.
(h)    Upon any sale or sale made under or by virtue of this section, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, or by private sale, Beneficiary may bid for and acquire the Property or any part thereof. In lieu of paying cash for the Property, Beneficiary may make settlement for the purchase price by crediting the Secured Obligations, or any portion thereof, against the sales price of the Property so sold (“Credit Bid”). Beneficiary shall have the right to Credit Bid regardless of whether the sale occurs by exercise of the power of sale, court order, bankruptcy plan, sale pursuant to 11 U.S.C. § 363 or other authority or process.
20.    Incorporation of Statutory Covenants. To the extent not inconsistent herewith, the provisions of Nevada Revised Statutes (“NRS”) 107.030 (1), (2) (in amounts as provided for in the Debenture), (3), (4) (with interest at the Default Interest Rate provided for in the Debenture), (5), (6), (7) (reasonable), (8) and (9) are included herein by reference and made part of this Security Instrument.
21.    Releases, Extensions, Modifications and Additional Security. Without notice to or the consent, approval or agreement of Grantor, any subsequent owner of any part of the Property, any maker, surety, guarantor, or endorser of this Deed of Trust or any Secured Obligation, or any holder of a lien or other claim on all or any part of the Property, whether senior or subordinate hereto, Beneficiary may, from time to time, do one or more of the following: release any person's liability for the payment of any Secured Obligation, take any action or make any agreement extending the maturity or otherwise altering the terms of any Secured Obligation, or accept additional security or release all or any portion of the Property and other security for any Secured Obligation. No such release of liability, taking of additional security, release of security, change in terms or conditions of any Secured Obligation, or other action shall release or reduce the personal liability of Grantor (if any), Beneficiary of all or any part of the Property, or makers, sureties, guarantors or endorsers of the Deed of Trust or any Secured Obligation, under any covenant of this Deed of Trust or any Secured Obligation, under any covenant of this Deed of Trust or any Secured Obligation, or release or impair the priority of the lien of this Deed of Trust upon any of the Property.
22.    No Waiver. Any failure by Beneficiary to insist upon the strict performance by Grantor of any of the terms and provisions of any of the Documents shall not be deemed to be a waiver of any of the terms and provisions of any of the Documents; and Beneficiary, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Grantor of any and all of the terms and provisions of each of the Documents. The acceptance by Beneficiary of any sum after any Default or Event of Default shall not constitute a waiver of the right to require prompt performance of all of the covenants and conditions contained in any of the Documents. The acceptance by Beneficiary of any sum less than the sum then due shall be deemed an acceptance on account only and shall not constitute a waiver of the obligation of Grantor to pay the entire sum then due. Grantor's failure to pay said entire sum due shall be and continue to be an Event of Default notwithstanding such acceptance of such lesser amount on account and Beneficiary shall be entitled to exercise all rights conferred upon it following a Default or Event of Default notwithstanding such acceptance.
23.    Stamps. If at any time the United States of America, any state thereof or any governmental subdivision of such state, or any other foreign jurisdiction shall require revenue stamps to be affixed to the Debenture or any of the other Documents, or the payment of any other tax paid on or in connection therewith, Grantor shall pay the same with any interest or penalties imposed in connection therewith if Grantor is permitted by law to pay such amount and, if not so permitted, then the Secured Obligations shall immediately be due and payable.
24.    Cumulative. The rights of Beneficiary arising under this Deed of Trust and the other Documents shall be separate, distinct and cumulative, and none of them shall be in exclusion of the others; provided, that all rights provided for hereunder shall be subject to the Documents and to the extent any conflict exists between this Deed of Trust and the Debenture the terms of the Debenture shall control. No act of Beneficiary shall be construed as an election to proceed under any one provision to the exclusion of any other provision, notwithstanding anything herein or otherwise to the contrary.
25.    Statement of Condition. Beneficiary shall furnish any statement required by law regarding the obligations secured hereby or regarding the amounts held in any trust or reserve fund hereunder.
26.    Reconveyance. Upon written request of Grantor, and confirmed in writing by Beneficiary, stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust to Trustee for cancellation, and upon payment of its fees, Trustee shall reconvey, without warranty, the Property then held hereunder. The recitals in any such reconveyance of any matters or facts shall be conclusive proof of the truth thereof. The grantee in such reconveyance may be described as “the person or persons legally entitled thereto” unless otherwise indicated by Grantor in its request. Such request and reconveyance shall operate as a re-assignment of the rents, issues and profits herein assigned to Beneficiary.
27.    Substitution. Beneficiary may elect to appoint a substitute Trustee hereunder in any manner now or hereafter provided by law or, in lieu thereof, Beneficiary may from time to time, by an instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed and acknowledged by Beneficiary and recorded in the office of the recorder of the county or counties in which the Land and Improvements are situated, shall be conclusive proof of proper substitution of such successor Trustee, who shall thereupon and without conveyance from the predecessor Trustee, succeed to all its title, estate, rights, powers and duties.
28.    Law. Grantor acknowledges and agrees that the enforcement of this Deed of Trust including provisions with respect to the creation of any monetary obligations and the rights accruing and compensation payable to Beneficiary in connection herewith, shall be governed by and construed in accordance with the laws of the State of Nevada, notwithstanding provisions contained within the other Documents pursuant to which the law of some other jurisdiction may be selected to govern the parties rights thereunder.
29.    Severable. If any provision of this Deed of Trust or its application to any person or circumstance is held invalid, the other provisions hereof or the application of the provision to other persons or circumstances shall not be affected.
30.    Successors and Assigns. Each of the covenants and obligations of Grantor set forth in this Deed of Trust and each of the other Documents shall run with the land and shall bind Grantor, the heirs, personal representatives, successors and assigns of Grantor and all subsequent encumbrancers and tenants of the Property and shall inure to the benefit of Beneficiary and its respective successors and assigns.
31.    Captions. The captions or headings at the beginning of each section hereof are for the convenience of reference and are not a part of this Deed of Trust.
32.    Notice. Except as otherwise provided by law, any notice, request, demand, consent, approval or other communication (“Notice”) provided or permitted under this Deed of Trust, or any other instrument contemplated hereby, shall be in writing, signed by the party giving such Notice, and shall be given by personal delivery to the other party or by United States certified or registered mail, postage prepaid, return receipt requested, addressed to the party for whom it is intended at its address as set forth below. Unless otherwise specified, Notice shall be deemed given when received, but if delivery is not accepted, on the earlier of the date delivery is refused or the third day after same is deposited in any official United States Postal Depository. Any of Grantor, Beneficiary or Trustee, from time to time, by Notice to the others given as above set forth, may change its address for purposes of receipt of any such communication.

TO BENEFICIARY:

GF Comstock 2 LP
140 East 45th Street, Suite 17C
New York, NY 10017
Attn: Mr. Daniel Freuman

And

c/o Rew Goodenow
Parsons Behle & Latimer
50 W. Liberty Street, Suite 750
Reno, NV 89501

TO GRANTOR:

[Comstock Mining Inc.] [Comstock Mining LLC] [Comstock Industrial LLC] [Comstock Real Estate Inc.]
P.O. Box 1118
Virginia City, NV 89440
Attn: Corrado DeGasperis

TO TRUSTEE:

First Centennial Title Company
1450 Ridgeview Drive, Suite 100
Reno, NV 89519
Attn: MaryAnn Infantino, Commercial Escrow Officer

33.    No Third Party Beneficiaries. This Deed of Trust is made and entered into for the sole protection and benefit of Trustee, Beneficiary and Grantor, and no other person or entity shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with this Deed of Trust or any of the other Documents.
34.    No Offset. Under no circumstances shall Grantor fail or delay to perform (or resist the enforcement of) any of its obligations in connection with any of the Documents because of any alleged offsetting claim or cause of action against Beneficiary (or any indebtedness or obligation of Beneficiary) which has not been confirmed in a final judgment of a court of competent jurisdiction (sustained on appeal, if any) against Beneficiary, and Grantor hereby waives any such rights of setoff (or offset) which it might otherwise have with respect to any such claims or causes of action against Beneficiary (or any such obligations or indebtedness of Beneficiary), unless and until such right of setoff is confirmed and liquidated by such final judgment. To the extent permitted by applicable law, Grantor further waives any right that it might otherwise have to require a marshaling of any security of Beneficiary or to direct the order in which Beneficiary pursues its rights or remedies with respect to any of its security.
35.    Amendments. This Deed of Trust contains (or incorporates) the entire agreement of Grantor and Beneficiary with respect to the matters discussed herein, and this Deed of Trust may only be modified or amended by a written instrument executed by Grantor and Beneficiary.
36.    Survival of Warranties. All representations, warranties, covenants and agreements of Grantor hereunder shall survive the delivery of this Deed of Trust and shall continue in full force and effect until the full and final payment and performance of all of the Secured Obligations.
37.    Time. Time is of the essence of each provision of this Deed of Trust.
38.    Continuation of Payments. Notwithstanding any taking by eminent domain or other governmental action causing injury to, or decrease in value of, the Property and creating a right to compensation therefor, Grantor shall continue to make the payments required under the Documents. If, prior to the receipt by Beneficiary of such award or compensation, the Property shall have been sold in any action or proceeding to foreclose this Deed of Trust, Beneficiary shall have the right to receive said award or compensation to the extent of any deficiency found to be due upon such sale, with interest thereon, whether or not a deficiency judgment on this Deed of Trust shall have been sought or recovered, together with reasonable counsel fees and the costs, disbursements, and all other expenses incurred by Beneficiary in connection with the collection of such award or compensation.
39.    Sale or Encumbrance. The sale or transfer, or the further encumbrance of all or any part of the Real Property, or any interest in the Real Property shall be governed by the terms of the Documents. To the extent any sale or transfer, or further encumbrance, occurs in violation of the terms and conditions of the Documents such sale, transfer or encumbrance shall give rise to all of the rights and remedies afforded to the Beneficiary hereunder.
40.    Compliance with Environmental Laws and Agreements.
(a)    Except for Environmental Liability, as defined herein, or claims that do not and would not reasonably be expected to result in a Material Adverse Change, neither the Grantor nor the Beneficiary; (i) will fail to comply in all material respects with any Environmental Law or to obtain, maintain or comply with any Environmental Permit, or defined herein, (ii) be subject to any Environmental Liability (other than Environmental Liabilities for reclamation obligations for which adequate reserves have been made on the financial statements of the Grantor in accordance with GAAP or for which no reserves are so required), or (iii) has received written notice of any claim with respect to any Environmental Liability.
(b)    The Grantor shall comply in all material respects with all applicable laws, regulations and orders (including any zoning, ordinances, code or approval, mining law, or mining permit), excluding any Environmental Law, of any Governmental Authority, in each case applicable to it or its property, and all indentures, agreements and other instruments binding on it or its property, except where failures to do so, in the aggregate, do not and would not reasonably be expected to result in a Material Adverse Change.
(c)    In addition to any other rights hereunder, during the continuance of any Default or Event of Default, at the reasonable request of the Beneficiary, the Grantor will provide to the Beneficiary within ninety (90) days after such request, at the expense of the Grantor, an environmental or mining site assessment or audit report summarizing any material Environmental Liabilities for the Property described in such request, prepared by an environmental or mining consulting firm reasonably acceptable to the Beneficiary, in each case showing compliance with the plan to achieve compliance with Environmental Laws subject to ordinary course normal practices and procedures of the mining industry with respect to such Environmental Liabilities or matters.
(d)    Notwithstanding any Default or Event of Default, Grantor will operate the Property in all material respects in accordance with sound mining practices and applicable mining laws and mining permits, except where the failure to do so would not reasonably be expected to result in a Material Adverse Change.
(e)    In accordance with NRS 40.512, Beneficiary may waive its lien against the Property constituting real property collateral, to the extent such property is found to be “environmentally impaired” (as defined in NRS 40.503), and may exercise any and all rights and remedies permitted by law of an unsecured creditor against Grantor. No such waiver shall be final or binding on Beneficiary unless and until a final money judgment is obtained against Grantor. As between Beneficiary and Grantor, Grantor shall have the burden of proving that Beneficiary obtained actual knowledge of the environmental impairment at the time the lien was created.
(f)    “Environment” means soil, land surface or subsurface strata, water, surface waters (including navigable waters, ocean waters within applicable territorial limits, streams, ponds, drainage basins, and wetlands), ground waters, drinking water supply, water related sediments, air, plant and animal life, and any other environmental medium.
(g)    “Environmental Laws” means all laws (including common law), rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the Environment, the preservation, restoration or reclamation of natural resources, or the presence, use, storage, discharge, management, release or threatened release of any pollutants, contaminants or hazardous or toxic substances, wastes or material or the effect of the environment on human health and safety.
(h)    “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of remediation, fines, penalties or indemnities), directly or indirectly resulting from or based on (i) violation of any Environmental Law or Environmental Permit, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Material, (iii) exposure to any Hazardous Material, (iv) the release or threatened release of any Hazardous Material into the Environment, (v) the preservation, restoration or reclamation of natural resources or (vi) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
(i)    “Environmental Permits” means any and all permits, licenses, registrations, certifications, exemptions and any other authorization required under any applicable Environmental Law.
(j)    “Hazardous Material” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes, and all other substances or wastes of any nature, in each case subject to regulation under or which could give rise to liability under any Environmental Law, including, without limitation, coal ash, coal combustion by-products or waste, boiler slag, scrubber residue or flue desulphurization residue.
41.    Beneficiary in Privity with Trustor. The Grantor agrees that Beneficiary is not acquiring and has not acquired the interest secured hereby from a person who previously held such right, pursuant to NRS 40.459(c) and is, therefore, not subject to the limitations imposed by it.
42.    Specific Performance. At any time, Beneficiary may commence and maintain an action in any court of competent jurisdiction for specific performance of any of the covenants and agreements contained herein, and may obtain the aid and direction of the court in the performance of any of the covenants and agreements contained herein, and may obtain orders or decrees directing the execution of the same and, in case of any sale hereunder, directing, confirming or approving its or Trustee's acts and granting it such relief as may be warranted in the circumstances.
43.    Books and Records. Grantor will keep proper records and books of account with respect to the Property and the operation thereof in accordance with sound accounting principles and will permit Beneficiary or any person duly authorized by it, to conduct an independent audit of the operation of the Property and to have access to examine the books and records pertaining to the operation of the Property at all reasonable business hours.
[Signature page follows]

IN WITNESS WHEREOF, this Deed of Trust has been duly executed and acknowledged by Grantor as of the day and year first above written.
GRANTOR:

[Comstock Mining Inc.] [Comstock Mining LLC] [Comstock Industrial LLC] [Comstock Real Estate Inc.]

By: ________________________________
Name:
Title:

STATE OF NEW YORK    )
) ss.
COUNTY OF NEW YORK    )

On the _____ day of January in the year 2017, before me, the undersigned, personally appeared ____________, as ____________ of ____________, a Nevada ____________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that of the above-referenced corporation, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

_______________________________________
NOTARY PUBLIC

EXHIBIT A
to
Deed of Trust regarding Real Property located
In [Storey] [Lyon] County, Nevada

[EXHIBIT B
to
Deed of Trust regarding Real Property located
In [Storey] [Lyon] County, Nevada

LIST OF CLAIMS

[______________]
SUBJECT to all patents, easements, rights-of-way, reservations, zoning restrictions, covenants and any other matter of public record or otherwise established; all assessments and subsequently assessed taxes.]
[EXHIBIT C
to
Deed of Trust regarding Real Property located
In [Storey] [Lyon] County, Nevada

The following water rights, which are located in [Storey] [Lyon] County, Nevada and issued by the Nevada State Engineer:

Permit [ ] (Certificate [ ]) and Permit [ ].]